Nicor Gas Company
                                                       Form 10-K
                                                       Exhibit 23.01




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report, dated January 27, 1998, included in this Form 10-K, into the company's previously filed Form S-3 Registration Statement in connection with the Nicor Gas Company $175,000,000 First Mortgage Bond shelf filing (No. 333-42559).



                                         ARTHUR ANDERSEN LLP



Chicago, Illinois
March 23, 1998